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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  May 18, 2001
                                                          -------------

                            ADMIRALTY BANCORP, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)

                    Delaware               0-24891           65-0405207
           -------------------------       -------           ----------
           (State or other jurisdiction  (Commission        (IRS Employer
            of incorporation)            File Number)    Identification No.)

                         4400 PGA Boulevard
                     Palm Beach Gardens, Florida                   33410
                     ---------------------------                   ------
               (Address of principal executive offices)          (Zip Code)




               Registrant's telephone number, including area code (561) 624-4701
                                                                  --------------

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Item 5.  Other events.
         ------------

         The Registrant issued a press release on May 18, 2001 announcing the calling of all outstanding stock warrants. The Registrant issued a press release on May 31, 2001 announcing that the Registrant's directors would be exercising their stock warrants.


Item 7.  Exhibits.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                   Description
         -----------                   -----------

         99(a) Press release announcing the calling of outstanding stock warrants

         99(b)     Press release announcing that directors are exercising
                   warrants
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ADMIRALTY BANCORP, INC.
                                 ------------------------
                                   (Registrant)

Dated: May 31, 2001             By:/s/ WARD KELLOGG
                                   ----------------
                                   WARD KELLOGG
                                   President and Chief Executive Officer
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                                 EXHIBIT INDEX
                                 -------------

                          CURRENT REPORT ON FORM 8-K
                          --------------------------


Exhibit No.    Description                             Page No.
-----------    -----------                             --------

99(a)          Press release announcing the            5
               calling of outstanding stock warrants

99(b)          Press release announcing that           6
               directors are exercising warrants